EXHIBIT 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing a statement on Schedule 13G jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G and any amendments thereto with respect to the ordinary shares or American Depositary Shares representing ordinary shares beneficially owned by each of them, of Alibaba Group Holding Limited, a Cayman Islands company. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13G and amendments thereto.

Dated: February 16, 2016

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JACK YUN MA

By:	/s/ TIMOTHY A. STEINERT
	Name:	Timothy A. Steinert
	Title:	Attorney-in-Fact

JOSEPH C. TSAI

By:	/s/ TIMOTHY A. STEINERT
	Name:	Timothy A. Steinert
	Title:	Attorney-in-Fact

CLARA WU MING-HUA

By:	/s/ TIMOTHY A. STEINERT
	Name:	Timothy A. Steinert
	Title:	Attorney-in-Fact

APN LTD.

By: Jack Yun Ma, its director

By:	/s/ TIMOTHY A. STEINERT
	Name:	Timothy A. Steinert
	Title:	Attorney-in-Fact

JACK MA PHILANTHROPIC FOUNDATION

By: HSBC Trustee (Guernsey), its trustee

By:	/s/ TIMOTHY A. STEINERT
	Name:	Timothy A. Steinert
	Title:	Attorney-in-Fact

JC PROPERTIES LIMITED

By: Cathy Ying Zhang, its director

By:	/s/ TIMOTHY A. STEINERT
	Name:	Timothy A. Steinert
	Title:	Attorney-in-Fact

[Signature Page to Joint Filing Agreement]

JOE AND CLAIR TSAI FOUNDATION LIMITED

By: Primary Management Limited, its director

By:	/s/ TIMOTHY A. STEINERT
	Name:	Timothy A. Steinert
	Title:	Attorney-in-Fact

JSP INVESTMENT LIMITED

By: Cathy Ying Zhang, its director

By:	/s/ TIMOTHY A. STEINERT
	Name:	Timothy A. Steinert
	Title:	Attorney-in-Fact

MFG LIMITED

By: Joseph C. Tsai, its director

By:	/s/ TIMOTHY A. STEINERT
	Name:	Timothy A. Steinert
	Title:	Attorney-in-Fact

MFG II LTD

By: Joseph C. Tsai, its director

By:	/s/ TIMOTHY A. STEINERT
	Name:	Timothy A. Steinert
	Title:	Attorney-in-Fact

PARUFAM LIMITED

By: Joseph C. Tsai, its director

By:	/s/ TIMOTHY A. STEINERT
	Name:	Timothy A. Steinert
	Title:	Attorney-in-Fact

PMH HOLDING LIMITED

By: Joseph C. Tsai, its director

By:	/s/ TIMOTHY A. STEINERT
	Name:	Timothy A. Steinert
	Title:	Attorney-in-Fact

YING CAPITAL LIMITED

By: Lion International Management Limited, its director

By:	/s/ TIMOTHY A. STEINERT
	Name:	Timothy A. Steinert
	Title:	Attorney-in-Fact

YUN CAPITAL LIMITED

By: Lion International Management Limited, its director

By:	/s/ TIMOTHY A. STEINERT
	Name:	Timothy A. Steinert
	Title:	Attorney-in-Fact

[Signature Page to Joint Filing Agreement]